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                                   EXHIBIT (J)

                          Consent of Ernst & Young LLP

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                         CONSENT OF INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information, both included in Post-Effective Amendment Number 47 to the Registration Statement (Form N-1A, No. 002-22542) of M.S.B. Fund, Inc. and to the use of our report dated January 31, 2003, incorporated by reference therein.

                                              /s/ ERNST & YOUNG LLP

Columbus, Ohio

April 29, 2003